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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                            18. U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Frankfort First Bancorp, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                       /s/ Don Jennings
                                       -----------------------------------------
                                       Don D. Jennings
                                       President and Chief Executive Officer


                                       /s/ R. Clay Hulette
                                       -----------------------------------------
                                       R. Clay Hulette
                                       Executive Vice President and Chief
                                       Financial Officer


Date: November 9, 2004